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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 25, 1997
                                                          -------------

                             KnowledgeBroker, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                      0-26626                   84-0856578
        -----------                  ----------             ------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation              File Number)            Identification No.)


                    13295 Mira Loma Road, Reno, Nevada 89511
                    ----------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (702) 852-5711
                                                          --------------

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Reference is made to the Current Report on Form 8-K filed by the Company on
July 2, 1997 (the "Form 8-K"). The Form 8-K is amended in its entirety by the following:


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 25, 1997, Grant Thornton LLP ("Grant") resigned as the independent public accountant for KnowledgeBroker, Inc. (the "Company"). In its letter giving notice of its resignation, Grant stated that the Company lacked an adequate control environment, rendering Grant unable to complete an audit of the Company's financial statements. Grant did not disclose in its letter of resignation the specific controls which it found lacking. The Company requested additional information from Grant regarding this statement.

         Through subsequent communication, Grant has noted the following concerns:

         (a) Grant noted that sales in amounts material to the financial statements were recorded at or near year end when those amounts should have been deferred to future years. Grant also noted that management of the Company stated that the Company has followed the same revenue recognition policy in previous years.

         (b) Grant noted that certain liabilities related to settlement of litigation and other matters were not recorded in the financial statements.

         (c) Grant noted that reconciliations of certain general ledger accounts often resulted in recording material adjustments to the Company's financial records.

         The foregoing issues raised by Grant have been discussed by the Board of Directors of the Company, and the Company has authorized Grant to respond fully to inquiries from any successor accountant for the Company concerning the concerns raised by Grant.

         Grant never prepared a report for the Company; therefore, no report of Grant for the Company has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between Grant and the Company as described in Item 304(a)(1)(iv) of Regulation S-K or events of the kind set forth in Item 304(a)(1)(v) of Regulation S-K, other than that described above.

         The Company provided Grant with the above disclosures prior to filing this Form 8-K/A with the Commission. Grant's response to those disclosures is attached hereto.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits


         Exhibit No.          Description
         16                   Letter Regarding Change in Principal Accountant
                              from Grant Thornton LLP

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KNOWLEDGEBROKER, INC.



Date: July 17, 1997                By: /s/ BRAD STANLEY
                                       ------------------------------------
                                           Brad Stanley
                                           President


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                               INDEX TO EXHIBITS

         EXHIBIT
         NUMBER               EXHIBIT
         -------              -------

         16 Letter Regarding Change in Principal Accountant from Grant Thornton LLP